                                                                    EXHIBIT 99.1

                                    [LOGO]

                       National Commerce Bancorporation


                  "A Focused Financial Services Organization"
                    =======================================

                              Ernest C. Roessler
                      President & Chief Executive Officer


                                    [LOGO]
                               NATIONAL COMMERCE
                               -----------------
                                BANCORPORATION

[LOGO]    Forward - Looking Statement
          =========================================

   This presentation constitutes forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. A variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements.

   NCBC does not assume any obligation to update these forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

   Factors that might cause such a difference include, but are not limited to competition from both financial and non-financial institutions; changes in interest rates, deposit flows, loan demand and real estate values; changes in legislation or regulation; changes in accounting principles, policies or guidelines; the timing and occurrence (or non-occurrence) of transactions and events that may be subject to circumstances beyond the control of NCBC; and other economic, competitive, governmental, regulatory and technological factors affecting NCBC specifically or the banking industry or economy generally.

          [LOGO]
     NATIONAL COMMERCE
     -----------------
      BANCORPORATION

          A Focused Financial
[LOGO]
          Services Organization
          ===================================================

  [_]  Focused on Key Drivers

  [_]  Focused on Integration

  [_]  Focused on Leverage

  [_]  Focused on Shareholders

      [LOGO]
 NATIONAL COMMERCE
 -----------------
  BANCORPORATION

[LOGO]    Focused on Key Drivers
          ===================================================

  [_]  Top Line Revenue Growth

  [_]  Net Interest Margin

  [_]  Credit Quality

  [_]  Efficiency

      [LOGO]
 NATIONAL COMMERCE
 -----------------
  BANCORPORATION

[LOGO]    Industry Leading Revenue Growth
          ===================================================

                  Balances NIM Challenge

  Net Revenues 1996 - 1999 CAGR                              Net Interest Margin

        11%                          11%

             [CHART APPEARS HERE]                            3.00% - 4.50%
                                                             1Q99    4.42%
NCBC                     Avg. FITB/FSR                       2Q99    4.47%
   Pro Forma (1)                                             3Q99    4.39%
                                                             4Q99    4.43%
                                                             1Q00    4.18%
                                                             2Q00    4.07%
  (1) Excludes synergies.                                    3Q00    3.96%

  ------------------------------------------------
        10-year CAGR of Revenues Per Share
              through 1999 of 15.2%
  ------------------------------------------------

      [LOGO]
 NATIONAL COMMERCE
 -----------------
  BANCORPORATION

[LOGO]    Pristine Credit Quality
          ===================================================

  Reserves/Loans                    Reserves/NPAs
                                             4.7x
            1.32%      1.35%
                                                                 2.8x

          NCBC 3Q00    Peer                 NCBC 3Q00      Peer Average /(1)/
                     Average/(1)/

  Net Charge-Offs/Loans             NPAs/Total Assets

                                                                 0.38%
                       0.31%
            0.18%                            0.19%


          NCBC 3Q00    Peer                 NCBC 3Q00      Peer Average /(1)/
                     Average/(1)/

      [LOGO]
 NATIONAL COMMERCE
 -----------------
  BANCORPORATION               /(1)/ UBS Warburg Regional Composite
                                     Average at June 30, 2000

[LOGO]    Superior Efficiency Ratio
          ===================================================

        Efficiency Ratio/(1)/


             48%                      42%                     46%


            NCBC                 NCBC Pro Forma          Avg. FITB/FSR
        Pro Forma/(2)/           with Synergies

     [LOGO]               Note: Excludes non-recurring items where applicable.
 NATIONAL COMMERCE                                         (1) Full year 1999.
 -----------------
  BANCORPORATION                                       (2) Excludes synergies.

[LOGO] Focused on Integration
       =========================================================================

       [_]  Conversion

       [_]  Management Team

       [_]  Cost Savings

       [_]  Restructure Costs

       [_]  Best Practices

[LOGO]

NATIONAL COMMERCE
-----------------
 BANCORPORATION

        Common Platforms Drive Rapid
[LOGO]
        Conversion Timetable
        ========================================================================

        Three Phases of Conversion

        [_] October - North Carolina - Complete

        [_] November - Richmond (First Market Bank)

        [_] December - Tennessee, West Virginia, Virginia, Georgia

[LOGO]

NATIONAL COMMERCE
-----------------
 BANCORPORATION

[LOGO]  Diverse & Deep Management
================================================================================

        [_] Team Announced in July/In        [_] Executive Management Committee
            Place in Memphis Today               [_] Ernie Roessler, Pres & CEO
                                                 [_] Bill Reed, COO
        [_] Deeper Talent /Complementary         [_] Lewis Holland, President, Financial Enterprises
            Skills                               [_] Scott Edwards, CAO
                                                 [_] Sheldon Fox, CFO
        [_] Diverse Backgrounds                  [_] Richard Furr, President, CCB
                                                 [_] David Popwell, EVP
        [_] Cohesive Mindset

[LOGO]

NATIONAL COMMERCE
-----------------
 BANCORPORATION

[LOGO]  Cost Saves on Track
        ========================================================================

        [_] Cost Savings Substantially Identified

            [_] 2000 Target of $6.4 Million Identified

            [_] 2001 Target of $45.3 Million Identified

            [_] 2002 Savings of $55.5 Million Committed

[LOGO]

NATIONAL COMMERCE
-----------------
 BANCORPORATION

        $110 Million Restructure
[LOGO]
        Estimate Reasonable
        ========================================================================

        [_] Includes $10 Million Pre-tax 3Q00 Securities Loss on Portfolio
            Restructuring

        [_] $86 Million Pre-tax Charge in 3Q00

        [_] Majority of Balance to be Taken in 4Q00

[LOGO]

NATIONAL COMMERCE
-----------------
 BANCORPORATION

[LOGO]
        Adopting Best  Practices
        ========================================================================

        [_] Personnel

        [_] Products

        [_] Processes

        [_] Policies

[LOGO]

NATIONAL COMMERCE
-----------------
 BANCORPORATION

[LOGO]  Focused on Leverage
        ========================================================================

        [_] High Growth Markets

        [_] Best Practices in Banking Segment

        [_] Financial Enterprises

        [_] Leverage Customer Relationships

        [_] Expansion Opportunities


[LOGO]

NATIONAL COMMERCE
-----------------
 BANCORPORATION

[LOGO]      Concentrated on MSAs
            ====================================================================


                    [MAP INDICATING LOCATIONS APPEARS HERE]

[LOGO]

NATIONAL COMMERCE
-----------------
 BANCORPORATION

  [LOGO]  Markets: Superior Growth Demographics
          ======================================================================

          [_] Combined company will operate in markets with a 7% average projected household growth rate (35% above national average)
          [_]  Almost 90% of deposits concentrated in top 8 MSAs



        Projected Household Growth Rate(1)

                              4.9%      9.8%    7.1%    8.4%       5.7%        7.1%       6.3%       6.6%
                                                                                                                   U.S. National
                                                                                                                   Average: 5.2
                            Memphis  Triangle  Triad  Charlotte  Greenville  Nashville  Knoxville  Richmond
                              TN        NC      NC       NC          SC         TN         TN         VA
        Deposits ($MM)      $2,783    $2,159   $1,716  $1,309       $858        $618       $484       $319

              [LOGO]

        NATIONAL COMMERCE        (1) Projected 5 year household growth rate.
        -----------------
         BANCORPORATION           Source:  SNL Securities, as of June 1999.

  [LOGO]  Best Practices in Banking
          ======================================================================

          -------------------------  -------------------------
                    NCBC                    CCB Fuel
               Retail Engine
          -------------------------  -------------------------
          . Hub and Spoke delivery   . High growth markets +

          . De novo expansion          . Sales Centers

          . 22% annual retail loan     . Wealth Management
            growth since 12/31/95
                                       . Retail Brokerage

          -------------------------  -------------------------
               CCB Commercial               NCBC Fuel
                   Engine
          -------------------------  -------------------------
          . Commercial lending +     . MSAs w/commercial
            Cash                       opportunity
            Management + Employee
            Benefits + P&C           . Roanoke
            Insurance                . Richmond
                                     . Knoxville
          . 17% annual commercial    . Nashville
            loan growth since        . Charleston, WV
            12/31/95
          -------------------------  -------------------------




          Franchise Growth Acceleration

          Core Businesses Growth
          Dramatically Accelerated

          .  Enhanced Retail Growth
          .  Enhanced Commercial Growth

              [LOGO]

        NATIONAL COMMERCE
        -----------------
         BANCORPORATION

  [LOGO]  Financial Enterprises --
          High Growth, High Returns
          ======================================================================

  Target 40% Earnings Growth & 40+% ROE

    [_]   Transaction Processing

    [_]   Asset Management

    [_]   Consulting

    [_]   Capital Markets

                                                    [CHART]
              [LOGO]
        NATIONAL COMMERCE
        -----------------
         BANCORPORATION

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

[LOGO]    Leverage Customer  Relationships
          ======================================================================
          [_]  Transaction Processing        [_]  NCBS
                6,100 Acceptance Locations         300 Clients
                2,000 Trucking Companies           100 Retail Affiliates
                4,000 Active Fleets
                80 Trustees                  [_]  Capital Markets
                15,000 Merchants                   3,000 Active Institutional
                                                    Customers
                                                   3,500 Active Retail Customers

          [_]  First Mercantile
                700 Brokers                  [_]  Banking
                2,000+ Plans                       [_] 375 Branches
                150,000 Individuals                [_] 735,000 Households
                                                   [_] 50 Correspondent Banks


    [LOGO]
NATIONAL COMMERCE
-----------------
 BANCORPORATION

[LOGO]    Leverage Customer Relationships
          ======================================================================
                                    Example

              WHOLESALE                                           RETAIL
              ---------                                           ------

              NCBS                                        Commercial Banking
                                          [LOGO OF
              Capital Markets          FIRST MERCANTILE   Correspondent Banking
                                            TRUST]
              Correspondent Banking                       NCBS

                                                          Capital Markets

                                                          TransPlatinum

                                                          FleetOne

     [LOGO]
NATIONAL COMMERCE
-----------------
 BANCORPORATION

[LOGO]    Expansion Opportunities
          ======================================================================
                                                         ----------
          [_]  "Hub & Spoke"                              Targeted
               [_]  North Carolina         ------------    Direct
                                           Supermarket      Mail     ---------
               [_]  South Carolina           Branch      ----------    Call
                                           -----------                 Center
                                                                     ---------

          [_]  De Novo Model                            -------------
                                                         Traditional
               [_]  Georgia                                 Branch
                                                        -------------
               [_]  Florida                                  Sales  -----------
                                                            Centers   Internet
                                           ------------             nbcbank.com
                                               ATM                   myccb.com
                                           Distribution             -----------
          [_]  Bank M&A (In-market)          Network
                                           ------------
          [_]  Financial Enterprises M&A
                                                  Hub & Spoke Delivery Structure

     [LOGO]
NATIONAL COMMERCE
-----------------
 BANCORPORATION

  [LOGO]  Focused on Shareholders
          ======================================================================
          [_]  Consistent Earnings

          [_]  Track Record of Annual Dividend Increases

          [_]  Strong Insider Ownership

          [_]  Management Compensation Aligned

          [_]  Best in Class Profitability


     [LOGO]

NATIONAL COMMERCE
-----------------
 BANCORPORATION

  [LOGO]  Consistent Earnings
          ======================================================================
          (Originally reported EPS, before non-recurring items.)

                                                $0.00-$1.60
                       1995...................  $0.49
                       1996...................  $0.57
                       1997...................  $0.69
                       1998...................  $0.83
                       1999...................  $1.00
                       2000...................  $1.27/(1)/
                       2001...................  $1.53/(2)/


     [LOGO]

NATIONAL COMMERCE                 (1) Actual $0.94 through 3Q00 plus 4Q IBES
-----------------                     Consensus as of 10/18/00.
 BANCORPORATION                   (2) IBES Consensus as of 10/18/00.

[LOGO]  Dividends, Insiders, Management, & Diversification
        ==================================================

        [_] 25 Consecutive Years of Annual Dividend Increases

        [_] Insiders Own Approximately 21% of Shares

        [_] Management Bonuses Have Two Hurdles

            [_] Greater than 20% ROE, And

            [_] 14% - 18% EPS Growth (Percentages Adjusted Annually by
                Compensation Committee)

        [_] Strategic balance, diversification

            [_] Fee Businesses

            [_] Commercial Banking

            [_] Retail Banking

            [LOGO]

NATIONAL COMMERCE
-----------------
 BANCORPORATION

                          Best In Class Profitability
================================================================================



     Pro forma profitability statistics compare favorably to the nation's top-performing/most highly valued banks:


Return on Average Equity(1)                         Net Income 1996 - 1999 CAGR
[BAR CHART APPPEARS HERE]                              [BAR CHART APPPEARS HERE]
    NCBC      NCBC Pro Forma   Avg.FITB/FSR          NCBC         Avg.FITB/FSR
Pro Forma(2)  with Synergies                      Pro Forma(2)
  20%             23%           19%                   18%            18%



EPS 1996 - 1999 CAGR

           NCBC         Avg. FITB/FSR
          [BAR CHART APPPEARS HERE]
        Pro Forma            16%
            17%





                            Note: Excludes non-recurring items where applicable.
NATIONAL COMMERCE                                        (1) Full year 1999.
BANCORPORATION                                       (2) Excludes synergies.

        TOTAL RETURNS Stock Appreciation & Dividends
        NCBC Historical Performance vs. S&P 500

     (Periods ended 12/31/99)    S&P 500         NCBC
        20-Year                   17.59%        30.33%
        15-Year                   18.71%        28.46%
        10-Year                   17.98%        27.70%
        5-Year                    28.24%        34.30%

NATIONAL COMMERCE
 BANCORPORATION